Supplement to the

Fidelity® New Jersey AMT Tax-Free Money Market Fund (FSJXX) and
Fidelity New Jersey Municipal Money Market Fund (FNJXX)

Fidelity New Jersey AMT Tax-Free Money Market Fund is a Class of shares of
Fidelity New Jersey AMT Tax-Free Money Market Fund

Funds of Fidelity Court Street Trust II

Fidelity New Jersey Municipal Income Fund (FNJHX)

A Fund of Fidelity Court Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2013

The following information replaces similar information found in the "Fund Holdings Information" section on page 59.

Fidelity New Jersey AMT Tax-Free Money Market Fund and Fidelity New Jersey Municipal Money Market Fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

NJNB-13-01  April 1, 2013
1.475765.129